FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of January [__], 2009, is entered into by and among Capital Growth Systems, Inc., a Florida corporation (the “Company”), and the persons identified as “Holders” on the signature pages hereto (the “Holders”).  Defined terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement (as defined below).

WHEREAS, the Company and the Holders entered into that certain Securities Purchase Agreement, dated November 20, 2008 (the “Purchase Agreement”);

WHEREAS, the Purchase Agreement may be amended by the Company and the Purchasers holding at least 67% in interest of the Securities then outstanding;

 WHEREAS, the Holders executing counterpart copies hereof constitute Purchasers holding at least 67% in interest of the Securities outstanding; and

WHEREAS, the Company and the Holders desire to amend the Purchase Agreement to extend the date by which the Company must hold a meeting of its shareholders for the purpose of obtaining the Authorized Share Approval.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Holder hereby agrees as follows:

1.           Amendment to Section 4.11(d) of the Purchase Agreement.  Section 4.11(d) of the Purchase Agreement be and hereby is amended by deleting Section 4.11(d) in its entirety and replacing it with the following:

(d)           In addition, the Company shall hold a special meeting of shareholders (which may also be at the annual meeting of shareholders) at the earliest practical date following the date hereof, and in any event within 175 calendar days following the Closing Date, for the purpose of obtaining the Authorized Share Approval, with the recommendation of the Company’s Board of Directors that such proposal be approved, and the Company shall solicit proxies from its shareholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal. In addition, the Company agrees to use its best efforts to promptly respond to any comments the Commission may have with respect to any preliminary proxy statement. If the Company does not obtain the Authorized Share Approval at the first meeting, the Company shall call a meeting every 30 days thereafter to seek Authorized Share Approval until the earlier of the date the Authorized Share Approval is obtained or the Debentures and Warrants are no longer outstanding.

2.           Authority.  Each individual executing this Amendment on behalf of an entity represents and warrants that (a) he or she is duly authorized to execute and deliver this Amendment on behalf of the entity; (b) the entity has all requisite power and authority to execute, deliver and perform under this Amendment; (c) the execution, delivery and performance by the entity has been duly authorized by all necessary action, corporate or otherwise, on the part of the entity; and (d) this Amendment is binding upon the entity.

3.           Counterpart Signatures.  This Amendment may be executed in two or more counterparts and by facsimile signature or otherwise, and each of such counterparts shall be deemed an original and all of such counterparts together shall constitute one and the same agreement.

IN WITNESS WHEREOF, this Amendment is executed effective as of the date first set forth above upon counterpart signatures of Holders holding at least 67% in interest of the Securities.

CAPITAL GROWTH SYSTEMS, INC.

By:_____________________________________
Name:
Title:

THOSE HOLDERS LISTED ON EXHIBIT A EXECUTING COUNTERPART COPIES HEREOF
Name of Holder:_____________________________________
By:____________________________________
Its:____________________________________
Date of Execution:_______________________

EXHIBIT A TO
AMENDMENT AGREEMENT
AMONG CAPITAL GROWTH SYSTEMS, INC. AND
THE HOLDERS THEREUNDER

Holder	Principal Amount plus OID Interest (1)	Percentage(1)

Total:
__________________
(1)	Before conversions, if any, which would reduce the principal amount of Securities outstanding.